                              AMENDMENT AND WAIVER
                                       TO
                                CREDIT AGREEMENT


        AMENDMENT AND WAIVER, dated as of June 29, 2004, (the "Amendment") to the Credit Agreement, dated as of May 10, 2002 (as amended, the "Agreement"), by and between ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, MAGNUM RESEARCH CORP., a New York corporation, ACCI REALTY CORP., a New York corporation, LARLABS CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ROEHR CHEMICALS, INC., a New York corporation, ACETO INDUSTRIAL CHEMCIAL CORP., a New York corporation, jointly and severally (each a "Company" and, collectively, the "Companies") and JPMORGAN CHASE BANK, a New York banking corporation, (the "Lender").

                                    RECITALS

        The Company has requested certain amendments and waivers as set forth herein and the Lender has agreed to such amendments and waivers subject to the terms and conditions of this AMENDMENT.

           NOW, THEREFORE, the parties hereto hereby agree as follows:


                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

        SECTION 1.1. The dollar amount "$15,000,000" in the definition of Revolving Credit Commitment in Section 1.01 of the Agreement is hereby deleted and the dollar amount "$10,000,000" is inserted in place thereof.

        SECTION 1.2. The definition of "Revolving Credit Commitment Termination Date" in Section 1.01 of the Agreement is hereby amended to delete the date "June 30, 2004" and to insert the date "June 30, 2007" in place thereof.

        SECTION 1.3. Section 3.04 is hereby amended to delete the text "one-quarter of one-percent (.25%)" in clause (a) thereof and to insert the text ".15%".

        SECTION 1.4. Section 7.03 of the Agreement is hereby amended to delete the dollar amount "$1,000,000" in clause (e) thereof and to insert the dollar amount "$3,000,000" in place thereof.

        SECTION 1.5. Section 7.06 of the Agreement is hereby amended to delete the reference to the dollar amount "$5,000,000" in clause (d) thereof and to insert the dollar amount "$10,000,000" in place thereof.

        SECTION 1.6. Section 7.06 of the Agreement is hereby further amended to delete the dollar amount "$650,000" in clause (f) thereof and to insert the dollar amount "$1,000,000" in place thereof.

        SECTION 1.7. Section 7.06 of the Agreement is hereby further amended to delete the word "and" prior to clause (g) therein and to add the following text at the end of clause (g):

                and (h) loans and investments by Aceto or its Subsidiaries to and in S.R.F.A., LLC., a New York limited liability company such loans and investments not to exceed $2,000,000 in the aggregate at any time outstanding.

        SECTION 1.8. Section 7.07 is hereby waived to permit the Borrowers to engage in the bio-pharmaceutical industry as well as the business it currently engages in.

        SECTION 1.9. Section 7.14 of the Agreement is hereby amended to delete the dollar amount "$6,000,000" in clause (a)(ii) thereof and to insert the dollar amount "$7,000,000" in place thereof.

        SECTION 1.10. Section 7.14 of the Agreement is hereby further amended to delete the dollar amount "$2,500,000 in clause (a)(i) thereof and to insert the dollar amount "$4,500,000" in place thereof.

        SECTION 1.11. Section 7.14 of the Agreement is hereby further amended to delete the percentage "70%" in clause (c) thereof and to insert the percentage "51%" in place thereof.

        SECTION 1.12. Section 7.15 of the Agreement is hereby amended to add the following text after the word "Affiliate" each time is appears therein: "(other than Aceto, any of Aceto's Subsidiaries or S.R.F.A., LLC)."

        SECTION 1.13. Section 7.13(b) of the Agreement is hereby amended to delete the ratios "2.25:1.00" and "2.50:1.00" therein and to insert the ratio "2.15:1.00" in place thereof in each instance.

        SECTION 1.14. Section 8.01(h) of the Agreement is hereby amended to delete the dollar amount "$500,000" therein and to insert the dollar amount "$1,000,000" in place thereof.

        SECTION 1.15. Section 8.01(e) of the Agreement is hereby amended to delete the dollar amount "$500,000" therein and to insert the dollar amount "$1,000,000" in place thereof.

        SECTION 1.16. Section 7.13(a) of the Agreement is hereby amended to delete the dollar amount "$55,000,000" and to insert the dollar amount "$72,000,000" in place thereof.

        SECTION 1.17. Schedules I, III, IV and VIII are hereby amended and restated in their entirety as set forth as Schedules I, III, IV and VIII to this Amendment.

                                   ARTICLE 2.
                           WAIVERS TO CREDIT AGREEMENT

        SECTION 2.1. Compliance with Section 7.14 of the Agreement is hereby waived with respect to the payment by Aceto of dividends in the fiscal year ending June 30, 2004 provided that the aggregate dividends paid by Aceto during such period did not exceed $2,526,000.

        SECTION 2.2. Compliance with Section 6.13 of the Agreement is hereby waived with respect to the failure to execute a Pledge Agreement and to provide the other documentation required thereunder with respect to Aceto Pharmaceutical Shanghai, Ltd. and Aceto (Shanghai), Ltd. provided that Companies are in compliance with their obligations thereunder with respect to such entities on or prior to August 15, 2004.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

        The Companies hereby represent and warrant to the Lender that:

        SECTION 3.1. Each of the representations and warranties set forth in each Loan Document is true and correct is all material respects as of the date hereof with respect to the Companies, with the same effect as though made on the date hereof (unless any such representation and warranty is as of a specific date, in which event, as of such date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

        SECTION 3.2. To induce the Lender to enter into this Amendment and to continue to make advances to the Companies pursuant to the Agreement, as amended hereby, the Companies hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, and all prior waivers and amendments executed by the Lender and the Companies prior to the date hereof , there exists no Default or Event of Default.

        SECTION 3.3. The Companies have the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

        SECTION 3.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Lender by the Companies in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Companies, each of which is and shall be enforceable against Companies in accordance with their respective terms.

        SECTION 3.5. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

        SECTION 3.6. Each of the Loan Documents to which it is a party and each lien and security interest granted thereunder is in full force and effect and will remain in full force and effect after giving effect to this Amendment.

        SECTION 3.7. Except with respect to the certificate of incorporation of Aceto, a true, correct and complete copy of which has been provided to the Lender, neither the certificate of incorporation nor the bylaws or other organizational documents of any Company has been amended since May 10, 2002.

                                   ARTICLE 4.
                           CONDITIONS TO EFFECTIVENESS

        SECTION 4.1. The Amendments and Waivers provided herein shall not be effective unless the Lender shall have received on or prior to the date hereof the following:

                (a) a Note Modification Agreement dated the date hereof in the form attached hereto as Annex I duly executed by the Company.

                (b) payment of a nonrefundable amendment and waiver fee in the amount of $25,000.

                                   ARTICLE 5.
                                 MISCELLANEOUS

        SECTION 5.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

        SECTION 5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

        SECTION 5.3. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement, and each reference in the Loan Documents to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a "Loan Document".

        SECTION 5.4. The Companies agree to take such further actions as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Agreement.

        IN WITNESS WHEREOF, the Companies and the Lender have caused this Amendment to be duly executed as of the day and year first above written.


                                       ACETO CORPORATION


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: CEO

                                       ACETO AGRICULTURAL CHEMICALS CORPORATION


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: Director

                                       CDC PRODUCTS CORPORATION


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: Director

                                       MAGNUM RESEARCH CORP.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       ACCI REALTY CORP.

                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       LARLABS CORP.

                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       ARSYNCO INC.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: Chairman

                                       ROEHR CHEMICALS, INC.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       ACETO INDUSTRIAL CHEMCIAL CORP.

                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       JPMORGAN CHASE BANK


                                       By:  /s/ Sanford Wald
                                           -----------------------------------
                                       Name:  Sanford Wald
                                       Title: Vice President

                                                                         ANNEX I

                        FIRST NOTE MODIFICATION AGREEMENT

        THIS AGREEMENT, made as of June 29, 2004 by and between ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, MAGNUM RESEARCH CORP., a New York corporation, ACCI REALTY CORP., a New York corporation, LARLABS CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ROEHR CHEMICALS, INC., a New York corporation, ACETO INDUSTRIAL CHEMCIAL CORP., a New York corporation (each a "Company" and, collectively, the "Companies"), and JPMORGAN CHASE BANK, a New York banking corporation (the "Lender").

                                    RECITALS

        A. Pursuant to a Credit Agreement dated as of May 10, 2002 by and among the Companies and the Lender (as amended, the "Credit Agreement"), the Company executed and delivered to the Lender a Revolving Credit Note dated May 10, 2002 (the "Note").

        B. The Company and the Lender desire to amend the Note as set forth herein.

        NOW THEREFORE, the Company and the Lender agree as follows:

        1. The text "FIFTEEN MILLION DOLLARS ($15,000,000)" is hereby deleted and the text "TEN MILLION DOLLARS ($10,000,000)" is inserted in place thereof.

        2. The dollar amount "$15,000,000" in the upper left hand corner of the Note is hereby deleted and the dollar amount "$10,000,000" is inserted in place thereof.

        3. Except as expressly amended hereby, the Note shall remain in full force and effect in accordance with the terms thereof. The amendment herein contained is limited specifically to the matter set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Note.

        4. This Agreement may be executed in two or more counterparts each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

        5. Capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement prior to giving effect to the Amendment thereto dated the date hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.

                                       JPMORGAN CHASE BANK


                                       By:  /s/ Sanford Wald
                                           -----------------------------------
                                       Name:  Sanford Wald
                                       Title: Vice President

                                       ACETO CORPORATION


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: CEO

                                       ACETO AGRICULTURAL CHEMICALS CORPORATION


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: Director

                                       CDC PRODUCTS CORPORATION


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: Director

                                       MAGNUM RESEARCH CORP.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       ACCI REALTY CORP.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       LARLABS CORP.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       ARSYNCO INC.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: Chairman

                                       ROEHR CHEMICALS, INC.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President

                                       ACETO INDUSTRIAL CHEMCIAL CORP.


                                       By:  /s/ Leonard  Schwartz
                                           -----------------------------------
                                       Name:  Leonard Schwartz
                                       Title: President